SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 16, 2004
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                             Heilig-Meyers Company
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             (Exact name of registrant as specified in its charter)


         Virginia                     1-8484             54-0558861
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(State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)              file number)      Identification No.)


12501 Patterson Avenue, Richmond, Virginia              23238
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  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code        (804) 784-7500
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(Former name or former address, if changed since last report

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Item 8.01.   OTHER EVENTS

On September 16, 2004, Heilig-Meyers Company and its wholly owned subsidiaries, Heilig-Meyers Furniture Company, Heilig-Meyers Furniture West, Inc., HMY Star, Inc., HMY RoomStore, Inc., and MacSaver Financial Services, Inc. (collectively the "Companies"), and the Official Committee of Unsecured Creditors have filed a Joint Plan of Reorganization (the "Plan") and Disclosure Statement with the U.S. Bankruptcy Court for the Eastern District of Virginia (the "Bankruptcy Court"). A copy of the Plan and the Disclosure Statement are attached hereto as Exhibits 2.1 and 2.2, respectively.

On September 17, 2004, the Company issued a press release announcing the filing of the Plan. A copy of the press release is filed as
Exhibit 99.2 to this Report on Form 8-K and is incorporated by reference herein.

Bankruptcy law does not permit solicitation of acceptances of the Plan until the Bankruptcy Court approves the applicable Disclosure Statement relating to the Plan as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the debtor and the condition of the debtor's books and records, that would enable a hypothetical reasonable investor typical of the holder of claims or interests of the relevant class to make an informed judgment about the Plan. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Plan will become effective if and when it receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court.

Some of the statements made by the Companies in this filing and the Exhibits are forward-looking in nature. These statements can be identified by the use of projected and forward-looking terminology such as "believes," "expects," "may," "will," "should," or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy. These statements reflect the Companies' reasonable judgments with respect to future events and are subject to risks and uncertainties that could cause actual results to differ materially from those in the Exhibits. Such risks and uncertainties include, but are not limited to, the ability to successfully complete a financial restructuring on a consensual basis with some or all of the Companies' relevant constituents or otherwise successfully reorganize, the customer's willingness, need and financial ability to purchase home furnishings and related items, the ability to obtain sources of financing for the Companies' customers, the costs and effectiveness of promotional activities, the ability to obtain leases for new store and distribution center locations, the ability to obtain exit financing at market rates, the ability to lower overhead and infrastructure costs, and the ability to access sources of merchandise on commercially reasonable terms, including imported goods.
Other factors such as changes in tax laws, consumer credit and bankruptcy trends, recessionary or expansive trends in the Companies' markets, and inflation rates and regulations and laws, which affect the ability to do business in the Companies' markets, may also impact the outcome of future events. Statements in this filing and the exhibits should be evaluated in light of these important factors.


ITEM 9.01.   FINANCIAL STATEMENTS and EXHIBITS

    (a)  Exhibits

    EX-2.1 Debtors' Joint Plan of Reorganization dated 9/16/04.
    EX-2.2 Disclosure Statement for Debtors' Joint Plan of Reorganization
           dated 9/16/04.
    EX-99.2 Press Release dated 9/17/04.

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEILIG-MEYERS COMPANY

Date:  September 22, 2004                   By: /s/Ronald L. Barden
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                                            Ronald L. Barden
                                            Managing Director of
                                            Reorganization